FOURTH QUARTER 2025 Wabtec Financial Results & Company Highlights Exhibit 99.2

Forward Looking Statements & Non-GAAP Financial Information This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec’s plans, objectives, expectations and intentions; Wabtec’s expectations about future sales, earnings and cash conversion; Wabtec’s projected expenses and cost savings associated with its Integration 2.0 and 3.0 initia tives and its portfolio optimization; Wabtec’s 5-year outlook; Wabtec’s expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec’s business; synergies and other expected benefits from Wabtec’s acquisitions; Wabtec’s expectations for production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of significant recent shifts in trade policies (including the actual or threatened imposition of tariffs and retaliatory tariff measures) as well as tax programs, inflation, supply chain disruptions, foreign currency exchange and industry consolidation and market reactions to these factors; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including Russia’s invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted operating margin, adjusted gross margin, adjusted income tax expense, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted for restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters; the financial impact of these items is uncertain and is dependent on various factors, including the timing, and could be material to Wabtec’s Consolidated Statement of Earnings. 2

3 RAFAEL SANTANA President & Chief Executive Officer JOHN OLIN Executive Vice President & Chief Financial Officer KYRA YATES Vice President, Investor Relations Today’s Participants

Wabtec Highlights Very strong financial performance in Q4 and FY 2025 Strong orders, backlog & pipeline momentum moving into 2026 M&A and integration initiatives driving value creation Positive financial outlook for 2026 & Beyond 4

4Q 2025 Overview

4Q 2025 HIGHLIGHTS

Sales	$2.97B ⬆ 14.8%		Increased sales driven by both Freight (including acquisitions) and Transit segments
Operating Margin	12.0% ⬇ 0.9 pts GAAP	17.7% ⬆ 0.8 pts Adjusted	Operating margin benefits from sales growth and improved gross margin
Earnings Per Share	$1.18 ⬇ 4.1% GAAP	$2.10 ⬆ 25.0% Adjusted	Adjusted EPS improvement driven by higher sales and operating margin expansion
Cash Flow from Operations	$992M		4Q operating cash flow very strong at 292% cash conversion (1)
Backlog	$8.23B 12-Month	$27.41B Multi-Year	Backlog continues to provide strong visibility for 2026 and beyond … 12-month up 7.2%; multi-year up 23.1%

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations
(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

WABTEC'S STRONG UNDERLYING MOMENTUM CONTINUES

5

3.0% 2.5% 1.4% 0.0% 6 2025 Key Metrics 1Q25 2Q25 3Q25 4Q25 Industry Active Locomotives 4Q22 4Q23 4Q24 4Q25 Source: Association of American Railroads Source: Wabtec Industry Freight Traffic Source: UIC & Operator Reports (U.S., Europe & India) 2022 2023 2024 2025 6.2% 1.9% 5.2% 6.8% -2.0% Wabtec Installed Base 2022 2023 2024 2025 Industry Freight Volumes Sources: Previous 3 months available for Brazil, China, India Ministry of Railways, South Africa, Kazakhstan Brazil China India South Africa Kazakhstan Source: Wabtec TRANSIT RIDERSHIP NORTH AMERICA INTERNATIONAL NA RAILCAR DELIVERIES Source: Rail Supply Institute & FTR Associates 2022 2023 2024 2025 2026E 41K 45K 42K 31K 44K HISTORICAL 10-YEAR AVERAGE 24K

Executing On Our Value Creation Framework

Accelerate innovation of scalable technologies

Grow and refresh expansive global installed base

Drive efficiencies through emerging technologies

Expand high-margin recurring revenue streams

Drive continuous operational improvement

RECENT WINS

- Secured $2.2 billion in N.A. loco & mods orders
  - $1.3 billion orders for modernizations
  - $0.9 billion orders for new locomotives
- Digital signed $75 million of orders for PTC & KinetiX in key international markets
- First Battery Electric Locomotives delivered to BHP
- Completed the acquisition of Frauscher Sensor Technology on December 1st
- Closed on the acquisition of Dellner Couplers on February 10th

STRONG PIPELINE CONTINUES … MULTI-YEAR BACKLOG UP 23% VS PY

7

Resilient Portfolio Through The Cycle

Robust Backlog & Recurring Revenue

12-MONTH BACKLOG



$5.5B
$6.3B
$6.8B
$7.5B
$7.7B
$8.2B
+8% CAGR
4Q20
4Q21
4Q22
4Q23
4Q24
4Q25

- **Strong 12-month backlog provides resiliency and visibility despite macro uncertainty**
- **Significant recurring revenue base drives 56% of profit**



45% recurring revenue
Based on 2025 sales

Demonstrated Execution

OPERATING MARGIN



9.9%
11.2%
12.1%
13.1%
15.5%
16.1%
15.1%
15.9%
16.2%
17.0%
18.9%
20.3%
2020 2021 2022 2023 2024 2025
2020 2021 2022 2023 2024 2025
GAAP
Adjusted

- Expanded margins over the last 5 years despite significant headwinds
- Growing backlogs, aggressively managing costs, driving lean actions, and executing on Integration 2.0 and 3.0

Strong Cash Generation

CASH FROM OPERATIONS



Cash Conv(1) %
$0.8B
$1.1B
$1.0B
$1.2B
$1.8B
$1.8B
89%
102%
93%
89%
117%
104%
2020
2021
2022
2023
2024
2025

- **Average cash conversion of 99% from 2020 through 2025 despite significant business growth, supply chain disruptions and tariffs**
- **Executing on working capital improvements with a focus on inventory turns and account receivable collections**

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations;
(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

SOLID OUTLOOK SUPPORTED BY STRONGER AND RESILIENT EARNINGS

8

North America Fleet Renewal Opportunity

FLEET STATS[1]

WABTEC'S TOTAL FLEET BREAKDOWN



>2,500 Mods Completed
AC
~14K+
Locomotives
DC/AC Opportunity ~4,900
EVO
FDL

Failure Per Locomotive Year



Failures
Age of Locomotive

Maintenance Cost / Year



Maintenance $
Age of Locomotive

ACTIVE FLEET[2]

>25% Over 20 Yrs Old

>25% DC Traction

(1) Source Wabtec

(2) Adjusted for ~2,000 modernizations completed since 2015

DELIVERING OR IMPACT

CURRENT PRODUCT OFFERINGS

- Tier 4
- FDL Modernizations
  - FDL Advantage
  - DC to AC Mods
  - AC to AC Mods

NEW EVO PRODUCTS LAUNCHING IN 2026



- EVO Modernizations
  - EVO Advantage
  - DC to AC Mods

FLEET RENEWAL: A CATALYST FOR ROI, RELIABILITY & PRODUCTIVITY

9

$1.23 $1.18 $1.68 $2.10 10 4Q 2025 Financial Summary I N C R E AS E D S AL E S , AD J . O P E R AT I N G M AR G I N AN D AD J . E P S G R O W T H (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations 2 0 2 4 GAAP 2 0 2 5 GAAP 2 0 2 4 ADJ(1) 2 0 2 5 ADJ(1) $334M 12.9% 12.0% $438M 16.9% $523M 17.7% $356M 2 0 2 4 2 0 2 5 2 0 2 4 GAAP 2 0 2 5 GAAP 2 0 2 4 ADJ(1) 2 0 2 5 ADJ(1) $2.97B $2.58B 14.8% YOY 4.1% YOY 25.0% YOY 13.2% Ex-Currency OP. INCOME / OP. MARGIN EARNINGS PER SHARESALES 0.9 pts YOY 0.8 pts YOY

4Q 2025 Sales 11 PROD UC T L INE 4Q25 YOY 4Q KEY D R IV ER S (in millions) Equipment $ 666 33.5% Services $ 667 (5.0)% Components $ 429 11.1% Digital Intelligence $ 361 74.4% Freight segment $ 2,123 18.3% Transit segment $ 842 6.7% TOTAL SALES $ 2,965 14.8% Lower sales driven by fewer modernization deliveries as expected, partially offset by growth in parts and overhauls Higher locomotive deliveries & mining sales Industrial products growth offsetting lower North America rail car build and portfolio optimization initiatives Increased sales driven by Inspection Technologies & Frauscher acquisitions (down 1.0% YoY excluding acquisitions) Higher OE & aftermarket sales … Sales up 2.0% on constant currency basis (1) During the first quarter of 2025, Management realigned businesses within the Freight Segment. Historical amounts have been reclassified to conform to the current period presentation. (1) (1)

4Q 2025 Consolidated Operating Income

($ in millions)	GAAP	Adjusted
2024 GROSS PROFIT	**$797**	**$815**
% Gross Profit	***30.9%***	***31.6%***
Volume	↑	↑
Mix/Pricing	↑	↑
Raw Materials/Tariffs	↓	↓
Currency	↑	↑
Manufacturing/Other	↑	↑
2025 GROSS PROFIT	**$966**	**$999**
% Gross Profit	***32.6%***	***33.7%***
2024 OP INCOME	**$334**	**$438**
% Operating Margin	***12.9%***	***16.9%***
Gross Profit	169	184
SG&A	(128)	(82)
Engineering	(17)	(17)
Amortization	(2)	-
2025 OP INCOME	**$356**	**$523**
% Operating Margin	***12.0%***	***17.7%***

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

4Q OPERATING INCOME KEY DRIVERS

VOLUME
Higher Freight, including acquisitions, & Transit segment sales

MIX/PRICING
Cost recovery through contract escalation and partial tariff recovery; partially offset by unfavorable mix within the Freight segment

RAW MATERIALS
Unfavorable raw material costs and increased tariffs

CURRENCY
Foreign exchange increased adjusted gross profit $9M (adjusted operating income increased $1M)

MANUFACTURING/OTHER
Integration 2.0/3.0 ongoing savings, proactive cost management, and increased productivity

SG&A / ENGINEERING
Increase mainly driven by acquisitions & higher compensation expense; GAAP also impacted by restructuring & transactions costs

12

13 4Q 2025 Freight Segment Performance 2 0 2 4 GAAP 2 0 2 5 GAAP 2 0 2 4 ADJ(1) 2 0 2 5 ADJ(1) $273M 15.0% 15.2% $348M 19.4% $470M 22.1% $318M 2 0 2 4 2 0 2 5 $2.12B $1.79B 18.3% YOY 2 0 2 4 2 0 2 5 $6.02B $5.58B 8.0% YOY Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (1) Freight segment operating income was positively impacted by below-market intangible amortization of $8 million; down $2 million versus 4th quarter 2024 (2) Foreign exchange positively impacted Freight sales by $5 million; Foreign exchange rates had a positive $247 million impact on segment multi-year backlog 12-Month Backlog increased 7.4% year-over-year, ex-currency M u l t i - Y e a r B a c k l o g +25.1% YoY (+23.7%, ex-currency) 18.1% Ex-Currency OP. INCOME / OP. MARGIN 12-MONTH BACKLOGSALES(2) 0.2 pts YOY 2.7 pts YOY (2)

14 4Q 2025 Transit Segment Performance 2 0 2 4 GAAP 2 0 2 5 GAAP 2 0 2 4 ADJ 2 0 2 5 ADJ 2 0 2 4 2 0 2 5 2 0 2 4 2 0 2 5 12-Month Backlog decreased 2.3% year-over-year, ex-currency M u l t i - Y e a r B a c k l o g +14.7% YoY (+7.1%, ex-currency) 2.0% Ex-Currency OP. INCOME / OP. MARGIN 12-MONTH BACKLOGSALES $103M 13.0% 12.8% $130M 16.4% $118M 14.0% $108M $842M $789M 6.7% YOY $2.21B $2.10B 5.1% YOY Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (1) Foreign exchange positively impacted Transit sales by $37 million; Foreign exchange rates had a positive $323 million impact on segment multi-year backlog 0.2 pts YOY 2.4 pts YOY (1) (1)

Resilient Business Allows For Execution On Financial Priorities

FOCUSED ON CASH CONVERSION[(1)] CASH FROM OPS



FY 2024
$1.83B[(2)]
117% Cash Conv
FY 2025
$1.76B
104% Cash Conv

Strong 2025 cash conversion of 104%
… driven by higher net income and customer deposits, partially offset by tariff headwinds

DISCIPLINED CAPITAL ALLOCATION



$1,484M
Net Debt Proceeds
$1,759M
Cash from Ops
Change in cash - $74M
$223M
Share repurchases
$173M
Dividends
$2,492M
Acquisitions/Dispositions
$281M
Capex/Other

Debt leverage ratio of 1.9x [(3)]

- Increased quarterly dividends by 24%
- Increased share buyback authorization to $1.2B
- Strong Balance Sheet liquidity of $3.21B[(4)]

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations
(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization
(2) The unfavorable impact from proceeds of account receivable securitization was $20 million in the prior year period
(3) Leverage ratio is defined as net debt divided by trailing 12-month adjusted EBITDA (as defined in Wabtec's credit agreements). Net debt is defined as total debt minus cash, restricted cash and cash equivalents
(4) At December 31, 2025, the Company's total available liquidity was $3.21 billion, which includes cash and cash equivalents of $0.76 billion, plus $2.00 billion available under current credit facilities and $0.44 billion available under our revolving receivables program

STRONG FINANCIAL PERFORMANCE; INVESTING FOR PROFITABLE GROWTH AND MAXIMIZING SHAREHOLDER RETURNS

15

Integration 2.0, 3.0 & Portfolio Optimization Update

Integration 2.0 Update

RUN-RATE SAVINGS[2]



Realized
Unrealized
$5M
$22M
$87M
$103M
2022
2023
2024
2025

2022	2023	2024	2025
$46M	$49M	$28M	$3M

Restructuring charges [1]

Original expectations were for $75-$90M savings & $110-$135M in charges

Integration 3.0 Update

RUN-RATE SAVINGS



Realized
Unrealized
$49M
$115M - $140M
2025
2026
2027
2028

2025	2026	2027	2028
$40M			$125M-$155M

Anticipated Expenses [3] [4]

Run rate savings estimate increased to $115-$140M from $100-$125M

Portfolio Optimization Update

- ✓ **Pruned $72M of low margin, non-strategic revenue in 2025**
  - ✓ 50% of total reduction from Freight
  - ✓ 50% of total reduction from Transit
- **Expect to execute additional pruning of $60M low margin, non-strategic revenue in 2026**

(1) Restructuring expense and restructuring related one-time charges
(2) Savings & restructuring charges include Bochum restructuring announced in the 4th quarter 2021 with a $23 million charge
(3) Of the total anticipated expense, restructuring expense and restructuring related one-time charges are estimated at $80 million to $100 million.
(4) Program to date expenses total $50 million, which includes $10 million incurred in 2024; Program to date restructuring charges total $36 million, which includes $9 million incurred in 2024

DELIVERING VALUE THROUGH A CULTURE OF CONTINUOUS IMPROVEMENT

16

Full Year 2025 Overview

2025 HIGHLIGHTS

Sales	$11.17B ⬆ 7.5%		Increased sales driven by both Freight (including acquisitions) and Transit segments
Operating Margin	16.1% GAAP ⬆ 0.6 pts	20.3% Adjusted ⬆ 1.4 pts	Operating margin benefits from sales growth and improved gross margin
Earnings Per Share	$6.83 GAAP ⬆ 13.1%	$8.97 Adjusted ⬆ 18.7%	EPS improvement driven by higher sales and operating margin expansion
Cash Flow from Operations	$1.76B		Strong cash generation enabling investment for future growth and maximizing shareholder returns

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

WABTEC'S STRONG UNDERLYING MOMENTUM CONTINUES

17

2026 Outlook and Guidance

2026 GUIDANCE

REVENUES

$12.190B to **$12.490B**

⬆ 9.2% - ⬆ 11.8%

ADJUSTED DILUTED EPS

$10.05 to **$10.45**

⬆ 12.0% - ⬆ 16.5%

Outlook In Line With Long-term Growth Framework

EQUIPMENT
Higher international locomotive deliveries

SERVICES
Lower Services sales driven by significantly lower N.A. mod deliveries, partially offset by growing core services

DIGITAL INTELLIGENCE
Year-over-year acquisitions coupled with organic business growth

COMPONENTS
Strong demand for industrial products expected to offset projected decrease for North American railcar build

TRANSIT
Robust car builder backlogs and strong global infrastructure investment

KEY ASSUMPTIONS
Includes Dellner Couplers acquisition (closed February 10, 2026)
Assumes tariffs in effect as of February 10, 2026
Adjusted operating margin up

- Favorable productivity/absorption
- Benefits of Integration 3.0 & Portfolio Optimization
- Lower SG&A and Engineering expenses as % of sales

Tax rate ~24.5%
Capex ~2% of sales

18

19 2026 Key Expectations Continued momentum across the portfolio driven by strong orders, backlog, and pipeline … internationally and in North America Positive productivity driven by continuous cost improvement combined with realization of Integration 3.0 and Portfolio Optimization Wabtec is well-positioned to drive higher returns and create top quartile long-term value for shareholders over time Strong revenue growth, margin expansion, and increased earnings 5-YEAR OUTLOOK Mid Single Digit ORGANIC SALES CAGR Double Digit ADJUSTED EPS CAGR >90%(1) CASH FROM OPS CONVERSION 350+ bps ADJUSTED OPERATING MARGIN EXPANSION (1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization. Cash conversion to average >90% through 2029

Income Statement

Appendix A (1 of 2)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2025	2024	2025	2024
Net sales	$ 2,965	$ 2,583	$ 11,167	$ 10,387
Cost of sales	(1,999)	(1,786)	(7,361)	(7,021)
Gross profit	966	797	3,806	3,366
Gross profit as a % of Net Sales	*32.6%*	*30.9%*	*34.1%*	*32.4%*
Selling, general and administrative expenses	(461)	(333)	(1,490)	(1,248)
Engineering expenses	(68)	(51)	(223)	(206)
Amortization expense	(81)	(79)	(300)	(303)
Total operating expenses	(610)	(463)	(2,013)	(1,757)
Operating expenses as a % of Net Sales	*20.6%*	*17.9%*	*18.0%*	*16.9%*
Income from operations	356	334	1,793	1,609
Income from operations as a % of Net Sales	*12.0%*	*12.9%*	*16.1%*	*15.5%*
Interest expense, net	(68)	(53)	(225)	(201)
Other income, net	3	3	24	2
Income before income taxes	291	284	1,592	1,410
Income tax expense	(87)	(71)	(409)	(343)
Effective tax rate	*29.7%*	*25.1%*	*25.7%*	*24.3%*
Net income	204	213	1,183	1,067
Less: Net income attributable to noncontrolling interest	(2)	(1)	(13)	(11)
Net income attributable to Wabtec shareholders	$ 202	$ 212	$ 1,170	$ 1,056
Earnings Per Common Share				
Basic				
Net income attributable to Wabtec shareholders	$ 1.19	$ 1.23	$ 6.84	$ 6.05
Diluted				
Net income attributable to Wabtec shareholders	$ 1.18	$ 1.23	$ 6.83	$ 6.04
Basic	170.3	171.2	170.5	174.1
Diluted	171.0	172.0	171.1	174.8

20

Income Statement Appendix A (2 of 2) 21 2025 2024 2025 2024 Segment Information Freight Net Sales 2,123$ 1,794$ 8,036$ 7,468$ Freight Income from Operations 318$ 273$ 1,567$ 1,422$ Freight Operating Margin 15.0% 15.2% 19.5% 19.0% Transit Net Sales 842$ 789$ 3,131$ 2,919$ Transit Income from Operations 108$ 103$ 422$ 338$ Transit Operating Margin 12.8% 13.0% 13.5% 11.6% Backlog Information (Note: 12-month is a sub-set of total) December 31, 2025 September 30, 2025 December 31, 2024 Freight Total 22,493$ 20,907$ 17,986$ Transit Total 4,914 4,670 4,286 Wabtec Total 27,407$ 25,577$ 22,272$ Freight 12-Month 6,022$ 6,085$ 5,577$ Transit 12-Month 2,212 2,182 2,104 Wabtec 12-Month 8,234$ 8,267$ 7,681$ December 31, December 31, Three Months Ended Twelve Months Ended WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2025 AND 2024 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED)

Balance Sheet Appendix B 22 December 31, 2025 December 31, 2024 In millions Cash, cash equivalents and restricted cash 789$ 715$ Receivables, net 1,897 1,702 Inventories, net 2,745 2,314 Other current assets 263 212 Total current assets 5,694 4,943 Property, plant and equipment, net 1,616 1,447 Goodwill 10,216 8,710 Other intangible assets, net 3,838 2,934 Other noncurrent assets 705 668 Total assets 22,069$ 18,702$ Current liabilities 5,150$ 3,792$ Long-term debt 4,291 3,480 Long-term liabilities - other 1,438 1,297 Total liabilities 10,879 8,569 Shareholders' equity 11,142 10,091 Noncontrolling interest 48 42 Total shareholders' equity 11,190 10,133 Total Liabilities and Shareholders' Equity 22,069$ 18,702$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

Cash Flow Appendix C 23 2025 2024 In millions Operating activities Net income 1,183$ 1,067$ Non-cash expense 569 580 Receivables (36) (34) Inventories (182) (117) Accounts Payable 34 70 Other operating activities 191 268 Net cash provided by operating activities 1,759 1,834 Net cash used for investing activities (2,747) (343) Net cash provided by (used for) financing activities 1,031 (1,371) Effect of changes in currency exchange rates 31 (25) Increase in cash 74 95 Cash, cash equivalents and restricted cash, beginning of period 715 620 Cash, cash equivalents and restricted cash, end of period 789$ 715$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Twelve Months Ended December 31,

EPS and Non-GAAP Reconciliation

Appendix D (1 of 2)

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Fourth Quarter 2025 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,965	$ 966	$ (610)	$ 356	$ (65)	$ (87)	$ 204	$ (2)	$ 202	$ 1.18
Restructuring and Portfolio Optimization costs	-	4	51	55	-	6	61	-	61	$ 0.36
Inventory Purchase Accounting charge	-	29	-	29	-	(7)	22	-	22	$ 0.13
Transaction costs	-	-	5	5	11	(3)	13	-	13	$ 0.08
Non-cash Amortization expense	-	-	78	78	-	(18)	60	-	60	$ 0.35
Adjusted Results	$ 2,965	$ 999	$ (476)	$ 523	$ (54)	$ (109)	$ 360	$ (2)	$ 358	$ 2.10
Fully Diluted Shares Outstanding										171.0

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Fourth Quarter Year-to-Date 2025 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 11,167	$ 3,806	$ (2,013)	$ 1,793	$ (201)	$ (409)	$ 1,183	$ (13)	$ 1,170	$ 6.83
Restructuring and Portfolio Optimization costs	-	12	64	76	-	1	77	-	77	$ 0.45
Inventory Purchase Accounting charge	-	53	-	53	-	(13)	40	-	40	$ 0.23
Transaction costs	-	-	49	49	(19)	(4)	26	-	26	$ 0.15
Non-cash Amortization expense	-	-	296	296	-	(72)	224	-	224	$ 1.31
Adjusted Results	$ 11,167	$ 3,871	$ (1,604)	$ 2,267	$ (220)	$ (497)	$ 1,550	$ (13)	$ 1,537	$ 8.97
Fully Diluted Shares Outstanding										171.1

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EPS and Non-GAAP Reconciliation

Appendix D (2 of 2)

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Fourth Quarter 2024 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,583	$ 797	$ (463)	$ 334	$ (50)	$ (71)	$ 213	$ (1)	$ 212	$ 1.23
Restructuring and Portfolio Optimization costs	-	18	14	32	-	(8)	24	-	24	$ 0.14
Non-cash Amortization expense	-	-	72	72	-	(17)	55	-	55	$ 0.31
Adjusted Results	$ 2,583	$ 815	$ (377)	$ 438	$ (50)	$ (96)	$ 292	$ (1)	$ 291	$ 1.68
Fully Diluted Shares Outstanding										172.0

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Fourth Quarter Year-to-Date 2024 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 10,387	$ 3,366	$ (1,757)	$ 1,609	$ (199)	$ (343)	$ 1,067	$ (11)	$ 1,056	$ 6.04
Restructuring and Portfolio Optimization costs	-	37	33	70	(4)	(16)	50	-	50	$ 0.28
Non-cash Amortization expense	-	-	288	288	-	(70)	218	-	218	$ 1.24
Adjusted Results	$ 10,387	$ 3,403	$ (1,436)	$ 1,967	$ (203)	$ (429)	$ 1,335	$ (11)	$ 1,324	$ 7.56
Fully Diluted Shares Outstanding										174.8

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EBITDA Reconciliation

Appendix E

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2025 Q4 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$356		$3		$133		$492		$98		$590

Wabtec Corporation
2025 Q4 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$1,793		$24		$494		$2,311		$153		$2,464

Wabtec Corporation
2024 Q4 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$334		$3		$127		$464		$22		$486

Wabtec Corporation
2024 Q4 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$1,609		$2		$498		$2,109		$39		$2,148

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Sales by Product Line Appendix F 27 In millions 2025 2024 Freight Segment Equipment 666$ 499$ Components 429 386 Digital Intelligence 361 207 Services 667 702 Total Freight Segment 2,123$ 1,794$ Transit Segment Original Equipment Manufacturer 351$ 339$ Aftermarket 491 450 Total Transit Segment 842$ 789$ In millions 2025 2024 Freight Segment Equipment 2,365$ 2,108$ Components 1,586 1,555 Digital Intelligence 1,030 786 Services 3,055 3,019 Total Freight Segment 8,036$ 7,468$ Transit Segment Original Equipment Manufacturer 1,393$ 1,308$ Aftermarket 1,738 1,611 Total Transit Segment 3,131$ 2,919$ Twelve Months Ended December 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION SALES BY PRODUCT LINE (UNAUDITED) Three Months Ended December 31,

Segment Gross Margin & Operating Margin Reconciliation

Appendix G

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT
(UNAUDITED)

	Three Months Ended December 31,				Twelve Months Ended December 31,			
	2025		2024		2025		2024	
In millions	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations
Freight Segment Reported Results	$ 703	$ 318	$ 556	$ 273	$ 2,835	$ 1,567	$ 2,523	$ 1,422
Freight Segment Reported Margin	33.1%	15.0%	31.0%	15.2%	35.3%	19.5%	33.8%	19.0%
Restructuring and Portfolio Optimization costs	1	50	8	9	6	56	18	27
Transaction costs	-	1	-	-	-	3	-	-
Inventory Purchase Accounting charge	29	29	-	-	53	53	-	-
Non-cash Amortization expense	-	72	-	66	-	272	-	267
Freight Segment Adjusted Results	$ 733	$ 470	$ 564	$ 348	$ 2,894	$ 1,951	$ 2,541	$ 1,716
Freight Segment Adjusted Margin	34.5%	22.1%	31.4%	19.4%	36.0%	24.3%	34.0%	23.0%
Transit Segment Reported Results	$ 263	$ 108	$ 241	$ 103	$ 971	$ 422	$ 843	$ 338
Transit Segment Reported Margin	31.2%	12.8%	30.6%	13.0%	31.0%	13.5%	28.9%	11.6%
Restructuring and Portfolio Optimization costs	3	4	10	21	6	18	19	41
Non-cash Amortization expense	-	6	-	6	-	24	-	21
Transit Segment Adjusted Results	$ 266	$ 118	$ 251	$ 130	$ 977	$ 464	$ 862	$ 400
Transit Segment Adjusted Margin	31.6%	14.0%	31.8%	16.4%	31.2%	14.8%	29.5%	13.7%

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Segment Sales Reconciliation Appendix H 29 In millions Freight Transit Consolidated 2024 Net Sales 1,794$ 789$ 2,583$ Acquisitions 167 4 171 Portfolio Optimization (Divestitures/Exits) (2) (19) (21) Foreign Exchange 5 37 42 Organic 159 31 190 2025 Net Sales 2,123$ 842$ 2,965$ Change ($) 329 53 382 Change (%) 18.3% 6.7% 14.8% Freight Transit Consolidated 2024 Net Sales 7,468$ 2,919$ 10,387$ Acquisitions 328 27 355 Portfolio Optimization (Divestitures/Exits) (36) (36) (72) Foreign Exchange (31) 64 33 Organic 307 157 464 2025 Net Sales 8,036$ 3,131$ 11,167$ Change ($) 568 212 780 Change (%) 7.6% 7.3% 7.5% Twelve Months Ended December 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT (UNAUDITED) Three Months Ended December 31,

Cash Conversion Reconciliation Appendix I (1 of 2) 30 Wabtec Corporation 2025 Q4 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $992 $204 $136 292% Wabtec Corporation 2025 Q4 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $1,759 $1,183 $501 104% Wabtec Corporation 2024 Q4 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $723 $213 $128 212% Wabtec Corporation 2024 Q4 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $1,834 $1,067 $503 117% Cash Conversion Set forth below is the calculation of the non-GAAP performance measures included in this press release.  We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) =

Cash Conversion Reconciliation Appendix I (2 of 2) 31 2023 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $1,201 $825 $531 89% 2022 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $1,038 $641 $479 93% 2021 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $1,073 $565 $491 102% 2020 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $784 $412 $473 89% Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Set forth below is the calculation of the non-GAAP performance measures included in this press release.  We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion

Operating Margin Reconciliation

Appendix J

RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

In millions	Twelve Months Ended December 31, 2020	2021	2022	2023	2024	2025
Reported Income from Operations	$ **745**	$ **876**	$ **1,011**	$ **1,266**	$ **1,609**	$ **1,793**
Reported Margin	*9.9%*	*11.2%*	*12.1%*	*13.1%*	*15.5%*	*16.1%*
Restructuring & Portfolio Optimization costs	116	78	52	79	70	76
Inventory Purchase Accounting charge	-	-	-	-	-	53
Transaction costs	-	-	-	-	-	49
Non-cash Amortization expense	282	287	291	298	288	296
Adjusted Income from Operations	$ **1,143**	$ **1,241**	$ **1,354**	$ **1,643**	$ **1,967**	$ **2,267**
Adjusted Margin	*15.1%*	*15.9%*	*16.2%*	*17.0%*	*18.9%*	*20.3%*

32